UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MathStar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon 97124
(503) 726-5500

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS;
NOTICE OF AMENDMENT TO PROXY STATEMENT
 Rescheduled Annual Meeting to Be Held on July 10, 2009

To the Stockholders of MathStar, Inc.:

        In connection with a delay by a third party service provider in mailing the proxy materials of MathStar, Inc. (the "Company") to certain stockholders, which was not known by the Company until June 15, 2009, the Board of Directors of the Company has rescheduled the Company's 2009 Annual Meeting of Stockholders (the "Annual Meeting") from the date announced in the proxy statement and related materials dated June 2, 2009 (the "Original Mailing") to a later date to afford a sufficient amount of time for proxy materials to be delivered to and reviewed by all stockholders and to allow stockholders sufficient time to vote at the Annual Meeting. The time and location (which is nearby the original location) of the Annual Meeting are also changing, as indicated below. The matters to be voted on at the Annual Meeting and the record date for the Annual Meeting have not changed.

        As such, notice is hereby given that the Company's Annual Meeting of Stockholders will now be held on Friday, July 10, 2009, at 10:00 a.m. (Minneapolis, Minnesota time), at The Grand Hotel, 615 Second Avenue South, Minneapolis, Minnesota 55402. Subject to the changes described above, the Annual Meeting will continue to be held for the following purposes:

          1.     To elect members of the MathStar board of directors to serve for the following year and until their successors are duly elected and qualified;

          2.     To ratify the appointment by the Audit Committee of MathStar's board of directors of PricewaterhouseCoopers LLP as MathStar's independent registered public accounting firm for the year ending December 31, 2009;

          3.     To vote on a stockholder proposal; and

          4.     To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

        Only stockholders of record at the close of business on May 13, 2009 and their proxies will be entitled to vote at the rescheduled Annual Meeting and any adjournment or postponement thereof. A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the Annual Meeting were included in the Original Mailing. We urge you to give this material your careful attention.

By Order of the Board of Directors:
/s/ JOHN M. JENNINGS Corporate Secretary

Hillsboro, Oregon
June 17, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE RESCHEDULED ANNUAL MEETING, PLEASE SIGN THE ORIGINAL PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

PLEASE NOTE: A REVISED PROXY CARD IS NOT BEING SENT. AS SUCH, VOTES ALREADY CAST ON THE ORIGINAL PROXY CARD, THAT HAVE NOT BEEN REVOKED, ARE STILL VALID.

ALSO, TELEPHONE AND INTERNET VOTES ALREADY CAST, THAT HAVE NOT BEEN REVOKED, ARE STILL VALID. HOWEVER, TELEPHONE AND INTERNET VOTING HAS BEEN EXTENDED TO 12:00 P.M. (CENTRAL TIME) ON THURSDAY, JULY 9, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE RESCHEDULED
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 10, 2009

        This Amended Notice of Annual Meeting of Stockholders/Notice of Amendment to Proxy Statement, the Amendment to Proxy Statement, the accompanying proxy statement, and the MathStar, Inc. 2008 Annual Report to Stockholders, which includes the MathStar, Inc. Annual Report on Form 10-K for the year ended December 31, 2008, are available at http://www.MathStar.com. References to our website are not intended to and do not incorporate information found on the website into our proxy materials.

MathStar, Inc.
19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon 97124
(503) 726-5500

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

Rescheduled Annual Meeting to Be Held on July 10, 2009

Amended Proxy Statement Disclosure

        This Amendment to Proxy Statement amends only the parts of the disclosure in the Proxy Statement dated June 2, 2009 ("Original Statement") and the Proxy Card ("Original Card") identified below. Deleted text is shown below as crossed through, and new text is shown below as underlined:

  •
  The reference to the date, time and location on page 1 of the Original Statement is amended as follows:

    This document is being furnished to the stockholders of MathStar, Inc., a Delaware corporation, as part of the solicitation of proxies by the MathStar board of directors for use at the Annual Meeting of Stockholders to be held on ~~Monday, June 29, 2009 at 3:30 p.m. local time, at 225 South Sixth Street, Minneapolis, Minnesota 55402~~ Friday, July 10, 2009, at 10:00 a.m. local time, at The Grand Hotel, 615 Second Avenue South, Minneapolis, Minnesota, 55402.

  •
  The heading on the Original Card is amended as follows:

    ANNUAL MEETING OF STOCKHOLDERS
    ~~Monday, June 29, 2009~~ Friday, July 10, 2009
    ~~3:30 p.m.~~ 10:00 a.m.
    Central Time

    ~~225 South Sixth Street~~ The Grand Hotel, 615 Second Avenue South
    Minneapolis, Minnesota 55402

  •
  The heading above the first paragraph on the Original Card is amended as follows:

    PROXY SOLICITED BY BOARD OF DIRECTORS
    For Annual Meeting of Stockholders to be Held on ~~June 29, 2009~~ July 10, 2009

  •
  The first paragraph on the Original Card is amended as follows:

    The undersigned hereby names, constitutes and appoints Douglas M. Pihl and John M. Jennings, or either of them acting alone, with full power of substitution, as my true and lawful attorneys and proxies for me and in my place and stead to attend the Annual Meeting of the Stockholders of MathStar, Inc. (the "Company") to be held at ~~3:30 p.m., Central Time, on Monday, June 29, 2009~~ 10:00 a.m., Central Time, on Friday, July 10, 2009, and at any and all postponements or adjournments thereof, and to vote all the shares of common stock held of record in the name of the undersigned on May 13, 2009, with all the powers that the undersigned would possess if he, she or it were personally present.

  •
  The first bullet on the reverse side of the Original Card is amended as follows:

    Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on ~~Friday, June 26, 2009~~ Thursday, July 9, 2009.

  •
  The second bullet on the reverse side of the Original Card is amended as follows:

    Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on ~~Friday, June 26, 2009~~ Thursday, July 9, 2009.

        The changes set forth above are the only changes to the Original Statement and the Original Card for the Annual Meeting. Otherwise, the Original Statement and the Original Card remain unchanged.

Proxies

        Please Note: The Company is not sending a revised proxy card; if you have not already voted, please use the proxy card sent with the Original Statement. Any votes already cast on the Original Card, that have not been revoked, are still valid. In addition, telephone and internet votes already cast, that have not been revoked, are still valid. However, telephone and internet voting has been extended to 12:00 p.m. (Central Time) on Thursday, July 9, 2009.

        If you have already voted by any of the foregoing methods, and do not wish to revoke your vote, you do not need to do anything further.

Proxy Materials

        We will provide upon request and without charge to each stockholder receiving this Amendment to Proxy Statement copies of the Amended Notice of Annual Meeting of Stockholders/Notice of Amendment to Proxy Statement, the Notice of Annual Meeting of Stockholders, the Original Statement, and the 2008 Annual Report to Stockholders, which includes the MathStar, Inc. Annual Report on Form 10-K for the year ended December 31, 2008. These materials can also be accessed on the Company's website at http://www.MathStar.com.